Exhibit  10.3.1


Schedule of Omitted Documents in the Form of Exhibit 10.3, Including Material Detail in Which Such Documents Differ From Exhibit 10.3

1. Stock Option Agreement, dated January 10, 2002, between Ladenburg Thalmann Financial Services Inc. and Victor M. Rivas.

2 Stock Option Agreement, dated January 10, 2002, between Ladenburg Thalmann Financial Services Inc. and Richard J. Rosenstock.

3. Stock Option Agreement, dated January 10, 2002, between Ladenburg Thalmann Financial Services Inc. and Mark Zeitchick.

4. Stock Option Agreement, dated January 10, 2002, between Ladenburg Thalmann Financial Services Inc. and Vincent A. Mangone.

         The form of the documents listed above does not differ in material detail from the form of Exhibit 10.3 except with respect to the number of shares underlying the option and the vesting schedule of the options. Mr. Rivas received an option to purchase 300,000 shares of common stock vesting as follows: 100,000 vest on each of January 10, 2003, 2004 and 2005. Messrs. Rosenstock, Zeitchick and Mangone each received an option to purchase 250,000 shares of common stock vesting as follows: 83,333 vest on each of January 10, 2003 and 2004 and 83,334 vest on January 10, 2005.